UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2015

SOLAR3D, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-49805	01-0592299
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.)

26 West Mission Avenue #8 Santa Barbara, CA	93101
(Address of Principal Executive Offices)	(Zip Code)

(805) 690-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                   Submission of Matters to a Vote of Security Holders

On December 10, 2015, Solar3D, Inc.  (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”).  An aggregate of 14,315,754 shares held by holders of the Company’s voting stock, constituting a quorum, were represented in person or by valid proxies at the Annual Meeting. The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting, as set forth in the Definitive Proxy Statement, filed with the Securities and Exchange Commission on October 14, 2015, as supplemented, are as follows:

Proposal 1.  All of the seven (7) nominees for director were elected to serve until the 2016 Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified, or until such director’s earlier resignation, removal or death. The result of the votes to elect the seven directors was as follows:

Directors	For	Against	Withheld	Broker Non Vote
James Nelson	7,413,665	0	107,815	6,794,274
Abe Emard	7,363,017	0	158,463	6,794,274
Mark J. Richardson	7,390,724	0	130,756	6,794,274
Frank L. Hunt	7,373,761	0	147,719	6,794,274
John D. Van Slooten	7,353,801	0	167,679	6,794,274
Brigham Tomco	7,366,094	0	195,987	6,794,274
Shane Mace	7,350,508	0	170,972	6,794,274

Proposal 2. The appointment of Liggett, Vogt & Webb, P.A. as the Company’s independent registered public accounting firm for its fiscal year ended December 31, 2015 was ratified and approved by the stockholders by the votes set forth in the table below:

For	Against	Abstain	Broker Non Vote
14,076,146	128,361	111,247	0

Proposal 3.  The compensation of the Company’s executive officers who are named in the proxy statement’s summary compensation table was approved, on an advisory basis, by the votes set forth in the table below:

For	Against	Abstain	Broker Non Vote
6,703,683	510,528	307,270	6,794,274

Proposal 4.The stockholders voted to conduct an advisory stockholder vote every three years on the compensation of the Company’s executive officers named in the proxy statement’s summary compensation table, with the proposal receiving the votes set forth in the table below:

1 Year	2 Years	3Years	Against	Abstain	Broker Non Vote
1,336,177	1,369,359	4,669,255	0	146,689	6,794,274

Proposal 5. The stockholders did not approve the adoption of the Solar3D, Inc. 2015 Equity Incentive Plan, with the proposal receiving the votes set forth in the table below:

For	Against	Abstain	Broker Non Vote
6,589,318	759,751	172,411	6,794,274

Proposal 6: The stockholders did not approve the adoption of amended and restated bylaws of the Company, with the proposal receiving the votes set forth in the table below:

For	Against	Abstain	Broker Non Vote
6,989,006	385,168	147,306	6,794,274

Proposal 7: The stockholders did not approve the amended and restated Certificate of Incorporation, with the proposal receiving the votes set forth in the table below:

For	Against	Abstain	Broker Non Vote
7,264,660	119,684	137,136	6,794,274

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SOLAR3D, INC.

Date: December 15, 2015	By:	/s/ James B. Nelson
Name: James B. Nelson
Title: Chief Executive Officer